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News Release

Unisys Closes Sale of U.S. Federal Business to SAIC

$1.2 billion transaction significantly strengthens company’s balance sheet and cash flow profile, increases operational flexibility; company expects to use net proceeds largely to pay down debt and reduce pension obligations

Company promotes Eric Hutto to president and chief operating officer

BLUE BELL, Pa., March 16, 2020 – Unisys Corporation (NYSE: UIS) today announced the close of the sale of the company’s U.S. Federal business to Science Applications International Corp. (NYSE: SAIC).

Net proceeds from the transaction, which the company announced on February 6, are largely expected to be used to pay down debt and reduce pension obligations, thereby significantly improving Unisys’ balance sheet and cash flow profile, U.S. pension funded status and overall financial flexibility. Related to this, the company also announced that it has issued a notice of redemption to redeem all $440 million in aggregate principal amount of its outstanding 10.750% Senior Secured Notes due 2022. Pro forma for the transaction, the company's net leverage (inclusive of pension deficit) has been reduced from 4.3x 2019 Adj. EBITDA(1) pre-transaction to 2.4x on a pro forma basis.

“The transaction ushers in a more agile Unisys,” said Unisys Chairman and CEO Peter Altabef. “The improved capital structure that comes from the sale of U.S. Federal positions Unisys with improved operational flexibility to better serve our clients and provides the potential for delivering increased value to shareholders.”

Company Promotes Eric Hutto
In conjunction with the announcement of the transaction’s close, Unisys also today announced the appointment of Eric Hutto, senior vice president and president of the Enterprise Solutions business, as the company’s president and chief operating officer. Enterprise Solutions and U.S. Federal were the company’s two business units prior to the sale of U.S. Federal.

“Eric’s business acumen, hard work and visionary leadership have all been on display since he joined the company in 2015,” Altabef said. “Eric brings passion and a competitive will to win that is contagious among our associates, and he will help drive Unisys to continued success. I look forward to working closely with him in taking our company forward.”

Non-GAAP and Other Information
Although appropriate under generally accepted accounting principles (“GAAP”), the company’s results reflect revenue and charges that the company believes are not indicative of its ongoing operations and that can make its revenue, profitability and liquidity results difficult to compare to prior periods, anticipated future periods, or to its competitors’ results. These items consist of certain portions of revenue, post-retirement, debt exchange and cost-reduction and other expenses. Management believes each of these items can distort the visibility of trends associated with the company’s ongoing performance. Management also believes that the evaluation of the company’s financial performance can be enhanced by use of supplemental presentation of its results that exclude the impact of these items in order to enhance consistency and comparativeness with prior or future period results. The following measures are often provided and utilized by the company’s management, analysts, and investors to enhance comparability of year-over-year results, as well as to compare results to other companies in our industry.

(1)EBITDA & adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is calculated by starting with net income (loss) attributable to Unisys Corporation common shareholders and adding or subtracting the following items: net income attributable to noncontrolling interests, interest expense (net of interest income), provision for income taxes, depreciation and amortization. Adjusted EBITDA further excludes certain revenue and related profit relating to reimbursements from the company’s check-processing JV partners for restructuring expenses included as part of the company’s restructuring program, post-retirement, debt exchange, and cost-reduction and other expenses, non-cash share-based expense, and other (income) expense adjustments. In order to provide investors with additional understanding of the company's operating results, these charges are excluded from the adjusted EBITDA calculation. Pro forma adjusted EBITDA excludes Adjusted EBITDA for U.S. Federal business for the full year 2019.

About Unisys
Unisys is a global information technology company that builds high-performance, security-centric solutions for the most demanding businesses and governments. Unisys offerings include security software and services; digital transformation and workplace services; industry applications and services; and innovative software operating environments for high-intensity enterprise computing. For more information on how Unisys builds better outcomes securely for its clients across the government, commercial and financial services markets, visit www.unisys.com.

Follow Unisys on Twitter and LinkedIn.

Forward-Looking Statements
Any statements contained in this release are not historical facts, including those regarding future performance, are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, assumptions, anticipated events or trend, beliefs relating to matters that are not historical in nature and involve risks and uncertainties that could cause actual results to differ from expectations, all of which are difficult to predict and many of which are beyond the control of the company. Actual results may differ materially from the company’s current expectations depending upon a number of factors affecting the company’s business and risks associated with the transaction. These factors include, among others: the ability of the company to achieve the intended benefits of the transaction (including, without limitation, risks related to the ability of the company to repay certain indebtedness and reduce pension obligations following the closing of the transaction); the risk related to the change of the company’s business structure and a decrease in the size of the company following the closing of the transaction; the risk related to the company’s ability to operate its business as a going-concern following the closing of the transaction; the company’s ability to continue revenue growth and margin expansion in its services business; the company’s significant pension obligations and required cash contributions and requirements to make additional significant cash contributions to its defined benefit pension plans; the company’s ability to access financing markets; a reduction in the company’s credit rating; the company’s ability to maintain its installed base and sell new solutions; the potential adverse effects of aggressive competition in the information services and technology marketplace; cybersecurity breaches could result in significant costs and could harm the company’s business and reputation; the company’s ability to effectively anticipate and respond to volatility and rapid technological innovation in its industry; the company’s ability to retain significant clients; the company’s contracts may not be as profitable as expected or provide the expected level of revenues; the risks of doing business internationally when a significant portion of the company’s revenue is derived from international operations; the business and financial risk in implementing future acquisitions or dispositions; the adverse effects of global economic conditions, acts of war, terrorism or natural disasters or the widespread outbreak of infectious diseases; the impact of Brexit could adversely affect the company’s operations in the United Kingdom as well as the funded status of the company’s U.K. pension plans; the company’s ability to attract, motivate and retain experienced and knowledgeable personnel in key positions; a significant disruption in the company’s IT systems could adversely affect its business and reputation; the company may face damage to its reputation or legal liability if its clients are not satisfied with the company’s services or products; the performance and capabilities of third parties with whom the company has commercial relationships; an involuntary termination of the company’s U.S. qualified defined benefit pension plans; the potential for intellectual property infringement claims to be asserted against the company or its clients; and the possibility that legal proceedings could affect the company’s results of operations or cash flow or may adversely affect the company’s business or reputation;. These risks and uncertainties are discussed in the company’s reports filed with the SEC, including but not limited to the company’s annual report on Form 10-K and in its subsequent reports on Form 10-Q and periodic reports on Form 8-K, and from time to time in the company’s other investor communications. Except as expressly required by law, the company assumes no obligation to update any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made.

Contacts:
Investors: Courtney Holben, Unisys, 215-986-3379 courtney.holben@unisys.com Media: John Clendening, Unisys, 214-403-1981 john.clendening@unisys.com
courtney.holben@unisys.com

Investors: Courtney Holben, Unisys, 215-986-3379 courtney.holben@unisys.com Media: John Clendening, Unisys, 214-403-1981 john.clendening@unisys.com
courtney.holben@unisys.com

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RELEASE NO.: 0316/9758

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.

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